WEBSITE DEVELOPMENT SERVICES AGREEMENT

This Website Development Services Agreement (the “Agreement”) is entered into as of July 28, 2026 (the “Effective Date”), by and between Tattvance Corporation, a Wyoming corporation, with its mailing address at 1309 Coffeen Avenue STE 1200 Sheridan, WY 82801 (the “Company”), and GRAT Group FZ-LLC, with its principal place of business at Meydan Grandstand, 6th floor, Meydan Road, Nad Al Sheba, Dubai, U.A.E. (the “Service Provider”). The Company and the Service Provider may each be referred to individually as a “Party” and collectively as the “Parties.”

1. Engagement and Scope of Services

1.1 Engagement

The Company hereby engages the Service Provider to provide website development, design, programming, testing, deployment, and related technical services, and the Service Provider agrees to perform such services in accordance with the terms and conditions of this Agreement (the “Services”).

1.2 Scope of Services

The Services include the planning, design, development, testing, deployment, and final delivery of the Company’s website.

The Services shall include:

  project requirements gathering and technical planning;
  business analysis and feature specification;
  UX research and wireframe preparation;
  website UI design and visual concepts;
  responsive front-end website development;
  backend functionality development;
  quality assurance testing and bug fixing;
  production deployment; and
  project management and final delivery.

The detailed scope of work, estimated hours, assigned roles, and costs are set forth in Exhibit A – Development Scope and Cost Breakdown, which is incorporated into this Agreement.

2. Development Team and Project Execution

2.1 Development Team

The Service Provider shall perform the Services through a team consisting of project management, UX/UI design, front-end development, back-end development, quality assurance, and DevOps personnel.

2.2 Concurrent Development Activities

The Parties acknowledge that certain Services may be performed concurrently by different members of the Service Provider’s team.

The project schedule is based on a team development approach, where planning, design, development, testing, and deployment activities may overlap to improve efficiency and reduce overall project duration.

3. Project Timeline

3.1 Commencement Date

The Service Provider shall commence performance of the Services on July 29, 2026, provided that this Agreement has been executed and the Initial Payment has been received.

3.2 Estimated Completion Date

The Project is scheduled to be performed during the period from July 29, 2026 through September 3, 2026 (the "Project Term"). The anticipated completion date is September 3, 2026, subject to reasonable extensions permitted under Section 3.4 (Delays).

3.3 Project Schedule

The anticipated schedule is as follows:

Stage	Description	Estimated Period
Stage 1	Project requirements gathering, business analysis, UX research, wireframes, and technical architecture planning	July 29, 2026 – August 4, 2026
Stage 2	Website UI design, visual concepts, revisions, and asset preparation	August 5, 2026 – August 12, 2026
Stage 3	Responsive website development	August 10, 2026 – August 25, 2026
Stage 4	Backend functionality development	August 5, 2026 – August 28, 2026
Stage 5	QA testing, bug fixing, production deployment, and final delivery	August 24, 2026 – September 3, 2026

3.4 Delays

The Parties acknowledge that the timeline may be reasonably adjusted due to:

(a) changes requested by the Company;

(b) delays in receiving required information, content, approvals, or access;

(c) technical issues outside the reasonable control of the Service Provider; or

(d) other circumstances affecting timely performance of the Services.

4. Fees and Payment Terms

4.1 Total Project Fee

The total fee for all Services under this Agreement shall be: US $22,050.

4.2 Payment Schedule

The Company shall pay the Service Provider according to the following payment schedule:

Payment No.	Description	Amount	Due Date
Payment No. 1	Initial payment for commencement of the Services	$1,800	Upon execution of this Agreement
Payment No. 2 and Payment No. 3	Planning and design activities, including completion of Stage 1 and Stage 2 activities as described in Exhibit A.	$3,500	On or before August 12, 2026
Payment No. 4 and Payment No. 5	Completion of Stage 3 (Front-End Development) and Stage 4 (Backend Development)	$13,000	On or before August 28, 2026
Payment No. 6	Stage 5 – QA testing, bug fixing, production deployment, and final delivery	$3,750	On or before September 3, 2026, prior to final delivery

Total Project Fee: US $22,050

The detailed allocation of Services, estimated hours, roles, hourly rates, and costs is set forth in Exhibit A – Development Scope and Cost Breakdown, which is incorporated into this Agreement.

4.3 Payment Method

All payments shall be made in United States Dollars by bank transfer or another payment method mutually agreed by the Parties.

4.4 Suspension of Work

The Service Provider may suspend performance of the Services if any payment becomes overdue.

4.5 Prepayment

The Company may, at its discretion, make payments in excess of the amounts currently due under the Payment Schedule or prepay any portion of the remaining Project Fee. Any such prepayment shall be applied toward the outstanding amounts due under this Agreement and shall not affect the total Project Fee unless otherwise agreed in writing by the Parties.

5. Changes to Scope

5.1 Additional Work

Any services, features, functionality, revisions, or modifications outside the scope described in Exhibit A shall require written approval by both Parties.

5.2 Additional Fees

Additional work may be performed under a separate written agreement or based on the Service Provider’s then-current hourly rates.

6. Intellectual Property Rights

6.1 Ownership of Deliverables

Until full payment is received, all deliverables, source code, designs, and related materials shall remain the property of the Service Provider.

6.2 Service Provider Materials

The Service Provider retains all rights to its pre-existing software, tools, libraries, frameworks, development methods, templates, know-how, and reusable components.

6.3 Third-Party Materials

Any third-party software, libraries, or materials incorporated into the website shall remain subject to their applicable licenses and terms.

7. Company Responsibilities

The Company shall:

(a) provide necessary information, materials, branding assets, and approvals;

(b) provide timely feedback and decisions;

(c) provide access to required systems, accounts, and resources necessary for development.

8. Confidentiality

Each Party agrees to maintain confidentiality of all non-public information received from the other Party and shall not disclose such information except as required for performance of this Agreement or by law.

9. Warranty and Support

The Service Provider warrants that the Services shall be performed in a professional and workmanlike manner consistent with generally accepted industry standards.

Unless separately agreed in writing, ongoing maintenance, hosting, updates, or technical support after final delivery are not included in the project fee.

10. Termination

Either Party may terminate this Agreement upon written notice if the other Party materially breaches this Agreement and fails to cure such breach within fifteen (15) days after receiving notice.

Upon termination, the Company shall pay the Service Provider for all completed Services performed through the termination date and any approved expenses incurred by the Service Provider.

11. Independent Contractor

The Service Provider is an independent contractor. Nothing in this Agreement shall create an employment relationship, partnership, joint venture, or agency relationship between the Parties.

12. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, without regard to conflict of law principles.

13. Entire Agreement

This Agreement, including Exhibit A, constitutes the entire agreement between the Parties concerning the Services and supersedes all prior discussions, negotiations, and understandings.

Any amendment must be made in writing and signed by both Parties.

SIGNATURES

COMPANY	SERVICE PROVIDER
Tattvance Corporation Signature: /s/ Tattvance Corporation Date: July 28, 2026	GRAT Group FZ-LLC Signature: /s/ GRAT Group FZ-LLC Date: July 28, 2026

EXHIBIT A

DEVELOPMENT SCOPE AND COST BREAKDOWN

Stage	Description	Role	Hourly Rate	Hours	Cost
Stage 1	Project requirements gathering and technical planning	Project Manager	50	20	1000
	Business analysis and feature specification	Project Manager	50	16	800
	UX research and wireframe preparation	UX Designer	50	15	750
	Technical architecture planning	Back-End Developer	50	10	500
Stage 2	Website UI design and visual concepts	UI Designer	50	25	1250
	Design revisions and asset preparation	UI Designer	50	20	1000
Stage 3	Responsive website development	Front-End Developer	50	120	6000
Stage 4	Backend functionality	Back-End Developer	50	140	7000
Stage 5	QA testing and bug fixing	QA Engineer	50	50	2500
	Production deployment	DevOps Engineer	50	15	750
	Project management and final delivery	Project Manager	50	10	500
Grand Total					22050

COMPANY	SERVICE PROVIDER
Tattvance Corporation Signature: /s/ Tattvance Corporation Date: July 28, 2026	GRAT Group FZ-LLC Signature: /s/ GRAT Group FZ-LLC Date: July 28, 2026